Exhibit 99.43

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 November, 1998
          Series 1998-12D, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      153,142.11
                                                                 ---------------
        (b)    Interest                                       $    1,182,447.98
                                                                 ---------------
        (c)    Total                                          $    1,335,590.09
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      136,770.54
                                                                 ---------------
        (b)    Interest                                       $    1,061,589.58
                                                                 ---------------
        (c)    Total                                          $    1,198,360.12
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       16,371.57
                                                                 ---------------
        (b)    Interest                                       $      120,858.40
                                                                 ---------------
        (c)    Total                                          $      137,229.97
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $       92,858.98
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    2,633,452.04
                                                                 ---------------
        (b)    Interest                                       $       15,892.71
                                                                 ---------------
        (c)    Total                                          $    2,649,344.75
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  192,561,343.01
                                                                 ---------------

13.     Available Funds:                                      $    3,976,961.38
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                   $            0.00
                                                                 ---------------

17.      Compensating Interest Payment:                       $        3,060.66
                                                                 ---------------

18.      Total interest payments:                             $    1,097,508.25
                                                                 ---------------

19.      Interest
                             Unpaid Class
     Accrued Certificate  Interest Shortfalls     Interest
Class     Interest                                 Payable      Pay-out Rate
-----     --------        -------------------      -------      ------------
PO4  $             0.00   $              0.00   $       0.00   % 0.000000000
4A1  $       386,279.41   $              0.00   $ 386,279.41   % 6.750000027
4A2  $        58,010.60   $              0.00   $  58,010.60   % 6.243749655
4A3  $        25,608.28   $              0.00   $  25,608.28   % 8.268748613
4A4  $       113,287.50   $              0.00   $ 113,287.50   % 6.750000000
4A5  $       244,368.67   $              0.00   $ 244,368.67   % 6.750000138
4A6  $       103,111.49   $              0.00   $ 103,111.49   % 6.750000024
4A7  $        18,229.17   $              0.00   $  18,229.17   % 7.000001280
4A8  $        16,927.08   $              0.00   $  16,927.08   % 6.499998720
4A9  $        18,562.50   $              0.00   $  18,562.50   % 6.750000000
4A10 $        18,083.33   $              0.00   $  18,083.33   % 6.999998710
4A11 $        16,791.67   $              0.00   $  16,791.67   % 6.500001290
4A12 $        21,093.75   $              0.00   $  21,093.75   % 6.750000000
4A13 $        11,952.56   $              0.00   $  11,952.56   % 6.749998588
SUP4 $        61,094.78   $              0.00   $  61,094.78   % 0.410439170
4R   $             0.00   $              0.00   $       0.00   % 0.000000000
4M   $        20,906.03   $              0.00   $  20,906.03   % 6.750001590
4B1  $         9,040.44   $              0.00   $   9,040.44   % 6.750000056
4B2  $         5,085.25   $              0.00   $   5,085.25   % 6.750004289
4B3  $         4,520.22   $              0.00   $   4,520.22   % 6.750000056
4B4  $         2,260.11   $              0.00   $   2,260.11   % 6.750008456
4B5  $         3,390.19   $              0.00   $   3,390.19   % 6.750007106

20.      Principal Distribution Amount:                       $    2,879,453.13
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution      Accrual Amount
                                 ----------------------      --------------
        Class PO4                $              327.68       $         0.00
        Class 4A1                $        1,497,836.58       $         0.00
        Class 4A2                $                0.00       $         0.00
        Class 4A3                $                0.00       $         0.00
        Class 4A4                $                0.00       $         0.00
        Class 4A5                $          806,131.64       $         0.00
        Class 4A6                $          568,861.88       $         0.00
        Class 4A7                $                0.00       $         0.00
        Class 4A8                $                0.00       $         0.00
        Class 4A9                $                0.00       $         0.00
        Class 4A10               $                0.00       $         0.00
        Class 4A11               $                0.00       $         0.00
        Class 4A12               $                0.00       $         0.00
        Class 4A13               $                0.00       $         0.00
        Class SUP4               $                0.00       $         0.00
        Class 4R                 $                0.00       $         0.00
        Class 4M                 $            2,911.60       $         0.00
        Class 4B1                $            1,259.07       $         0.00
        Class 4B2                $              708.23       $         0.00
        Class 4B3                $              629.53       $         0.00
        Class 4B4                $              314.77       $         0.00
        Class 4B5                $              472.15       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                             $             0.00
                                                                ----------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                             $             0.00
                                                                ----------------

24.     Subordinate Certificate Writedown Amount:            $             0.00
                                                                ----------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 4B1        $              0.00     $              0.00
                 4B2        $              0.00     $              0.00
                 4B3        $              0.00     $              0.00
                 4B4        $              0.00     $              0.00
                 4B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  4A2                %              6.24374966
         Class  4A3                %              8.26874861

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-4B1                                  X
         Class-4B2                                  X
         Class-4B3                                  X
         Class-4B4                                  X
         Class-4B5                                  X

 2.     Base Servicing Fee amount:                              $     42,197.97
                                                                      ----------

 3.     Supplemental Servicing Fee amount:                      $     61,094.78
                                                                      ----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                      ----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 95.881377     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  4.118623
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %100.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations